1 SD\1533989.10 COMPLETION GUARANTY THIS COMPLETION GUARANTY (this “Agreement”) dated as of November 20, 2014, is made by WYNN RESORTS, LIMITED, a Nevada corporation (“Guarantor”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as the administrative agent acting on behalf of itself and the Lenders (in such capacity, and together with its permitted successors and assigns acting in such capacity, the “Administrative Agent”). This Agreement is made and delivered pursuant to the Credit Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), dated as of even date herewith, by and among Wynn America, LLC, a Nevada limited liability company (the “Borrower”), the guarantors thereunder, the Administrative Agent, the banks, financial institutions and other entities from time to time party thereto in the capacity of lenders (the “Lenders”), and the other parties thereto. The Administrative Agent and the Lenders are hereinafter referred to as the “Beneficiaries”. RECITALS A. The Designation. On September 17, 2014, the Massachusetts Gaming Commission (the “Commission”) designated Wynn MA, LLC, a Nevada limited liability company and subsidiary of the Borrower (“Wynn MA”), to receive the award of the Category 1 gaming license in Region A pursuant to that certain Agreement to Award the Category 1 License in Region A to Wynn MA, LLC dated as of September 17, 2014 (including the Exhibits attached thereto, and as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Designation”). Per the Designation, the license award became effective as of November 7, 2014. B. The Project. The Borrower, through Wynn MA and its other Subsidiaries, desires to develop the proposed casino resort to be located in Everett, Massachusetts as described in the Designation (the “Project”). C. Credit Agreement. Concurrently herewith, the Lenders under the Credit Agreement are providing commitments to extend certain credit facilities to the Borrower, in an aggregate principal amount not to exceed One Billion Two Hundred Fifty Million Dollars ($1,250,000,000), the proceeds of which will be used to provide for the financing for the development of the Project and otherwise for working capital and other general corporate purposes of the Borrower and its Subsidiaries. D. Requirement of Agreement. The Beneficiaries have agreed to enter into and consummate the transactions contemplated under the Credit Agreement on the condition that Guarantor guarantee certain of the Borrower’s and its Subsidiaries’ obligations as provided herein. E. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings given them in the Credit Agreement, and the rules of interpretation contained in Sections 1.02 to 1.07 of the Credit Agreement shall apply hereto.

2 SD\1533989.10 AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as an inducement to the Beneficiaries to enter into the Credit Agreement, Guarantor hereby consents and agrees as follows: SECTION 1. AGREEMENT 1.1 Subject to the terms hereof, Guarantor, as primary obligor and not merely as surety, unconditionally and irrevocably guarantees to the Administrative Agent acting on behalf of the Lenders the performance by the Borrower and its Subsidiaries of the Guaranteed Obligations and agrees that if for any reason the Borrower and its Subsidiaries shall fail to perform when due any of such Guaranteed Obligations, Guarantor will pay or perform the same forthwith. The term “Guaranteed Obligations” as used in this Agreement shall mean the obtainment of sufficient funds necessary to achieve the Opening Date (as defined in the Designation) of the Project in compliance with the Designation. 1.2 This Agreement is a primary obligation of Guarantor and is an absolute, unconditional, continuing and irrevocable agreement of performance and is in no way conditioned upon any attempt to enforce in whole or in part the Borrower’s or any of its Subsidiaries’ liabilities and obligations to the Beneficiaries. This Agreement is not a guaranty of Indebtedness or other Obligations of the Borrower and its Subsidiaries under the Credit Agreement or the other Credit Documents, and in the case Guarantor provides funds in furtherance of the performance of its obligations hereunder, in no case shall any such funds be used for any purpose other than achievement of the Opening Date (as defined in the Designation) of the Project in compliance with the Designation. This Agreement shall be enforceable against Guarantor until the Completion Guaranty Termination Date (as defined below). Notwithstanding anything to the contrary set forth in this Agreement, this Agreement shall only be enforceable so long as (a) the funds, assets and other property of the Borrower and its Subsidiaries remain available to the Borrower and its Subsidiaries in furtherance of the Guaranteed Obligations and (b) the Beneficiaries have not elected to exercise remedies under the Credit Documents (whether non-judicial or judicial foreclosure or otherwise) in order to obtain, or otherwise divest the Borrower and its Subsidiaries of their respective assets or properties or Guarantor of its direct or indirect Equity Interests in the Borrower and its Subsidiaries (and by enforcing this Agreement, the Beneficiaries agree to forebear from any exercise of remedies described in clause (b) of this Section 1.2 with respect to any Event of Default (other than any Event of Default arising under Sections 11.01(b) or (c) of the Credit Agreement (other than in the case of an Event of Default arising under Sections 11.01(b) or (c) of the Credit Agreement solely as a result of the Beneficiaries otherwise exercising their right under the Credit Agreement to accelerate the principal of the Loans)) occurring during the period of Guarantor’s performance under this Agreement and prior to the Completion Guaranty Termination Date (any such Event of Default, a “Specified Event of Default”); provided that the provisions of this sentence shall, solely in respect of any Specified Event of Default, expressly survive the Completion Guaranty Termination Date).

3 SD\1533989.10 1.3 The Beneficiaries may, in accordance with the Credit Documents, at any time and from time to time (whether or not after revocation or termination of this Agreement) without the consent of or notice to Guarantor, except such consent or notice as may be expressly required by the Credit Documents or applicable law which cannot be waived, without incurring responsibility to Guarantor, without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part, (a) change the manner, place and terms of payment or change or extend the time of payment of, renew, or alter any Obligation, or any obligations and liabilities incurred directly or indirectly in respect thereof or in any manner modify, amend or supplement the terms of any Credit Document (in each case, with the consent of the Borrower and/or another Credit Party, if expressly required by such documents); (b) exercise or refrain from exercising any rights against the Borrower or others (including Guarantor) or otherwise act or refrain from acting; (c) add or release any other guarantor or contributor from its obligations without affecting or impairing the obligations of Guarantor hereunder; (d) settle or compromise any Obligations and/or any obligations and liabilities incurred directly or indirectly in respect thereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to the Beneficiaries or others; (e) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property by whomsoever pledged or mortgaged to secure or howsoever securing the Guaranteed Obligations or any liabilities or obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset there against the Beneficiaries or others; (f) accept any additional security for the Obligations or any increase, substitution or change therein; (g) apply any sums by whomsoever paid or howsoever realized to any obligations and liabilities of the Borrower or the other Credit Parties to the Beneficiaries under the Credit Documents in the manner provided therein regardless of what obligations and liabilities remain unpaid; (h) consent to or waive any breach of, or any act, omission or default under any provision of any Credit Document or otherwise amend, modify or supplement (with the consent of the Borrower and/or another Credit Party, if expressly required by such documents) any Credit Document; (i) grant credit to any Credit Party, regardless of the financial or other condition of such Credit Party at the time of any such grant; and/or (j) act or fail to act in any manner referred to in this Agreement which may deprive Guarantor of any right to subrogation which Guarantor may, notwithstanding the provisions of Section 6 hereof, have against any Credit Party to recover full indemnity for any payments made pursuant to this Agreement or of any right of contribution which Guarantor may have against any other party. Notwithstanding the foregoing or anything else to the contrary contained herein, this Agreement cannot be changed, extended, renewed, modified, amended, altered, waived or otherwise supplemented in any manner except in accordance with Section 15 hereof. 1.4 No invalidity, irregularity or unenforceability of any of the Guaranteed Obligations shall affect, impair, or be a defense to this Agreement, which is a primary obligation of Guarantor. 1.5 This is a continuing guaranty and all obligations to which this Agreement applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. In the event that, notwithstanding the provisions of Section 1.1 hereof, this Agreement shall be deemed revocable in accordance with applicable law, then any such revocation shall become effective only upon receipt by the Administrative Agent of written

4 SD\1533989.10 notice of revocation signed by Guarantor. No revocation or termination hereof shall affect in any manner rights arising under this Agreement with respect to Guaranteed Obligations (i) arising prior to receipt by the Administrative Agent of written notice of such revocation or termination and the sole effect of revocation and termination hereof shall be to exclude from this Agreement any Guaranteed Obligations thereafter arising which are unconnected with Guaranteed Obligations theretofore arising or transactions therefore entered into or (ii) arising as a result of an Event of Default under the Credit Agreement occurring by reason of the revocation of termination of this Agreement. 1.6 If and to the extent required in order for the Guaranteed Obligations of Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation. Guarantor acknowledges and agrees that to the extent not prohibited by applicable law, (i) it (as opposed to its creditors, representatives of creditors or bankruptcy trustee) has no personal right under such laws to reduce or request any judicial relief that has the effect of reducing the amount of its liability under this Agreement, (ii) it (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 1.6 or to reduce or request judicial relief reducing the amount of its liability under this Agreement and (iii) the limitation set forth in this Section 1.6 may be enforced only to the extent required under such laws in order for the obligations of Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of Guarantor or other Person entitled, under such laws, to enforce the provisions thereof. SECTION 2. REPRESENTATIONS AND WARRANTIES Guarantor makes the representations and warranties set forth below to the Beneficiaries as of the date hereof: 2.1 Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and (b) has all requisite corporate or other power and authority to execute, deliver and perform under this Agreement. 2.2 This Agreement has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, enforceable against Guarantor in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and general principles of equity. 2.3 Neither the exception and delivery hereof nor the consummation of the transactions contemplated hereby nor the compliance with the terms hereof (i) contravenes the formation documents or any other Requirement of Law applicable to or binding on Guarantor, (ii) contravenes or results in any breach or constitutes any default under any agreement or

5 SD\1533989.10 instrument to which Guarantor is a party or (iii) does or will require the consent or approval of any Person which has not previously been obtained, in each case that would materially impair the Guarantor’s ability to perform under this Agreement. 2.4 All governmental authorizations and actions necessary to be obtained, made or taken by Guarantor in connection with the execution and delivery by Guarantor of this Agreement and the performance of its Guaranteed Obligations hereunder have been obtained or performed and are valid and in full force and effect, in each case to the extent the failure of which would materially impair the Guarantor’s ability to perform under this Agreement. 2.5 Guarantor has established adequate means of obtaining financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Borrower, its Subsidiaries and their respective properties on a continuing basis, and Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the Borrower, its Subsidiaries and their respective properties. SECTION 3. COVENANTS So long as this Agreement is in effect, Guarantor agrees that: (a) it will preserve, renew and keep in full force and effect its existence; (b) it will maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it for it to perform its obligations under this Agreement and will obtain any such consent that may become necessary in the future, in each case to the extent the failure of which would materially impair the Guarantor’s ability to perform under this Agreement; (c) it will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement; and (d) promptly, and in any event within thirty (30) Business Days after obtaining knowledge thereof, Guarantor will give to each Beneficiary and the Administrative Agent notice of the occurrence of any litigation or governmental proceeding (i) pending against Guarantor which would reasonably be expected to adversely affect Guarantor’s ability to comply with this Agreement or (ii) which relates to this Agreement. SECTION 4. WAIVER To the fullest extent permitted by law, Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including, without limitation, (a) any right to require any Beneficiary to proceed against the Borrower or any other Person or to proceed

6 SD\1533989.10 against or exhaust any security held by any Beneficiary at any time or to pursue any other remedy in any Beneficiary’s power before proceeding against Guarantor (including any right or claim of right to cause a marshalling of a debtor’s assets or to proceed against Guarantor, any debtor or any other guarantor of any debtor’s obligations in any particular order, including, without limitation, any right arising under Nevada Revised Statutes Section 40.430 to the fullest extent permitted by Nevada Revised Statutes 40.495(2)), (b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of the Borrower or any other Person or the failure of any Beneficiary to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of the Borrower or any other Person, (c) except for any demand required hereby, any right to demand, presentment, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Borrower, any Beneficiary, any endorser or creditor of the Borrower or Guarantor or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by any Beneficiary as collateral or in connection with any Guaranteed Obligations, (d) any defense based upon an election of remedies by any Beneficiary which destroys or otherwise impairs any subrogation rights which Guarantor may, notwithstanding the provisions of Sections 5 and 6 hereof, have against the Borrower or any other Person, any right which Guarantor may, notwithstanding the provisions of Sections 5 and 6 hereof, have to proceed against the Borrower or any other Person for reimbursement, or both, (e) any defense based on any offset against any amounts which may be owed by any Person to Guarantor for any reason whatsoever, (f) any defense based on any act, failure to act, delay or omission whatsoever on the part of the Borrower or any other Person or the failure by the Borrower or any other Person to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the Credit Documents, (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (h) any defense, setoff or counterclaim which may at any time be available to or asserted by the Borrower or any other Person against any Beneficiary or any other Person under any of the Credit Documents, (i) any duty on the part of any Beneficiary to disclose to Guarantor any facts any Beneficiary may now or hereafter know about the Borrower or any other Person, regardless of whether any Beneficiary has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, and Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the financial condition of the Borrower and each of its Subsidiaries and of all circumstances bearing on the risk of non-payment of any obligations and liabilities hereby guaranteed, (j) any defense based on any change in the time, manner or place of any payment under, or in any other term of, the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the Credit Documents, (k) any defense arising because of any Beneficiary’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and (l) any defense based upon any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code.

7 SD\1533989.10 SECTION 5. Intentionally omitted SECTION 6. SUBROGATION Until all obligations and liabilities of all kinds and nature of the Borrower under the Credit Documents (including the Obligations) have been Paid in Full, (a) Guarantor shall not have any right of subrogation and waives (i) all rights to enforce any remedy which any Beneficiary now has or may hereafter have against the Borrower or any other Person, (ii) the benefit of, and all rights to participate in, any security now or hereafter held by any Beneficiary from the Borrower or any other Person and (iii) any right to require the Administrative Agent to join Guarantor in any action brought hereunder or to commence any action against or obtain any judgment against the Credit Parties or to pursue any other remedy or enforce any other right, and (b) Guarantor waives any claim, right or remedy which Guarantor may now have or hereafter acquire against the Borrower or any other Person that arises hereunder and/or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of any Beneficiary against the Borrower or any other Person, or any security which any Beneficiary may now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. SECTION 7. BANKRUPTCY The obligations of Guarantor under this Agreement shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of the Borrower or any other Person, or by any defense which the Borrower or any other Person may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding. SECTION 8. SUCCESSIONS OR ASSIGNMENTS 8.1 This Agreement shall inure to the benefit of the successors or assigns of the Beneficiaries who shall have, to the extent of their interest and in accordance with the Credit Documents, the rights of the Beneficiaries hereunder. 8.2 This Agreement is binding upon Guarantor and its successors and assigns. Guarantor is not entitled to assign its obligations hereunder to any other person, and any purported assignment in violation of this provision shall be void. SECTION 9. TERMINATION Notwithstanding anything contained in this Agreement to the contrary but subject to any provisions hereof that expressly survive the Completion Guaranty Termination Date (as defined

8 SD\1533989.10 below) pursuant to Section 1.2, this Agreement shall automatically terminate upon the earliest of (such earlier date, the “Completion Guaranty Termination Date”) (a) Payment in Full of all the Obligations (other than (x) obligations under Cash Management Agreements not then due and payable and (y) obligations under any Swap Contracts as to which acceptable arrangements have been made to the satisfaction of the relevant counterparties), (b) the occurrence of the Opening Date (as defined in the Designation) of the Project in compliance with the Designation and (c) the satisfaction of the Guaranteed Obligations. Upon the Completion Guaranty Termination Date, all of Guarantor’s obligations hereunder shall be released without any further action by any party and the Administrative Agent shall, at Guarantor’s expense, execute and deliver to Guarantor any releases, certificates, instructions, terminations, or other documents reasonably requested by Guarantor to evidence the termination of this Agreement. SECTION 10. WAIVERS 10.1 No delay on the part of any Beneficiary in exercising any of their respective rights (including those hereunder) and no partial or single exercise thereof and no action or non-action by any Beneficiary, with or without notice to the other party or anyone else, shall constitute a waiver of any rights or shall affect or impair this Agreement. 10.2 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9. SECTION 11. NOTICES All notices in connection with this Agreement shall be given by notice in writing hand-delivered or sent by facsimile transmission or by certified mail return-receipt requested, postage prepaid. All such notices shall be sent to the appropriate facsimile number or address, as the case may be, set forth in Section 13 below or to such other number or address as shall have been subsequently specified by written notice to the other party, and shall be sent with copies, if any, as indicated below. All such notices shall be effective upon receipt, and confirmation by answerback of any such notice so sent by facsimile shall be sufficient evidence of receipt thereof.

9 SD\1533989.10 SECTION 12. JURISDICTION; GOVERNING LAW 12.1 Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 12.2 Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment in any New York State or Federal court of the United States of America sitting in New York City, Borough of Manhattan. Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. 12.3 THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK). SECTION 13. ADDRESSES The address of Guarantor for notices is: Wynn Resorts, Limited 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109 Attention: President Facsimile: (702) 770-1349 Telephone: (702) 770-7000 With a copy to: Wynn Resorts, Limited 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109 Attention: General Counsel

10 SD\1533989.10 Facsimile: (702) 770-1349 Telephone: (702) 770-7000 The address of the Administrative Agent for notices is: Deutsche Bank AG New York Branch 60 Wall Street New York, NY 10005 Facsimile: (646) 430-9677 Telephone: (212) 250-2500 SECTION 14. COSTS AND EXPENSES Guarantor agrees to pay to the Administrative Agent all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Administrative Agent in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (including the reasonably allocated cost of legal counsel employed by the Administrative Agent), incurred or paid by the Administrative Agent in exercising any right, privilege, power or remedy conferred by this Agreement, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guaranteed Obligations (and shall not be subject to any liability cap) and shall be paid to the Administrative Agent by Guarantor, immediately upon demand, together with interest thereon at the Default Rate provided for in the Credit Documents. SECTION 15. MISCELLANEOUS The Agreement may be executed in one or more duplicate counterparts, and when executed and delivered by all of the parties listed below shall constitute a single binding agreement. This Agreement contains the entire agreement between Guarantor and the Beneficiaries relating to the subject matter hereof and supersedes all oral statements and prior writing with respect hereto. This Agreement may be amended, changed, extended, renewed, modified, altered, waived or supplemented only with the written consent of each of the parties hereto, it being acknowledged and agreed that, subject to the immediately following paragraph of this Section 15, the Administrative Agent shall only be required to consent to any such amendment, change, extension, renewal modification, alteration waiver of supplementation at the direction of the Required Lenders. The section headings in this Agreement are for the convenience of reference only and shall not affect the meaning or construction of any provision hereof. Notwithstanding anything to the contrary contained in the Credit Documents, this Agreement may be amended, modified or supplemented at the request of the Borrower with the written consent of each of the parties hereto (the Administrative Agent being authorized and

11 SD\1533989.10 directed to make such amendments, modifications or supplements in its reasonable discretion without the consent of any Lender or other Secured Party) to join the Commission as a beneficiary hereof and provide that 10% of the total proposed capital investment with respect to the Project (as calculated in accordance with 205 CMR 122 (or successor statute) and specified in Wynn MA, LLC’s RFA-2 application) or such lesser amount as is then required to satisfy the Guaranteed Obligations (such amount, the “Specified Amount”), without duplication to amounts otherwise required to be funded by Guarantor pursuant to this Agreement, may be provided to the Commission by Guarantor, such Specified Amount to be held in a segregated account and in trust for the Beneficiaries and Guarantor for application in furtherance of the Guaranteed Obligations. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment to or on behalf of the Borrower or by the Borrower under the Credit Documents or by Guarantor hereunder is rescinded or must otherwise be returned by the Administrative Agent or Beneficiaries upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of the Borrower or otherwise, all as though such payment had not been made. SECTION 16. NO BENEFIT TO THE BORROWER This Agreement is for the benefit of only the Beneficiaries and is not for the benefit of the Borrower, any other Credit Party or any other Person. This Agreement shall not be deemed to be a contract to make a loan, or extend other debt financing or financial accommodation, for the benefit of the Borrower or any other Credit Party, in each case within the meaning of any Debtor Relief Law. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]